Inspire Medical Systems, Inc. November 2024 NYSE: INSP

© Inspire Medical Systems, Inc. All Rights Reserved. Disclaimer 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the planned investments in our business, our growth strategies, the expected timing of regulatory approval and market introduction for new products, the potential impact that our growth strategies and initiatives may have on our business, full year 2024 financial and operational outlook, the ability of our SleepSync digital health platform to drive growth, and positive insurance coverage of Inspire therapy and improvements in patient flow, care pathway capacity, market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impacts of public health crises and pandemics; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; challenges experienced by patients in obtaining prior authorization; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; the impact of glucagon-like peptide 1 class of drugs on demand for our Inspire therapy; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to obtain regulatory approvals for, and commercialize, our Inspire therapy and system, or the effect of delays in obtaining regulatory approvals or commercializing; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recently filed Annual Report on Form 10-K as updated in our most recently filed Quarterly Report on Form 10-Q, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties.

© Inspire Medical Systems, Inc. All Rights Reserved. Company Overview The first and only… 3 >300 PUBLICATIONS Compelling body of evidence >260 MILLION U.S. COVERED LIVES Established reimbursement in all 50 states >1,100 EMPLOYEES Led by a proven management team >$625 MILLION REVENUE IN 2023 With 40% year-over-year growth >85,000 PATIENTS TREATED Significant first-mover advantage >$10 BILLION Underpenetrated U.S. market Innovative, closed-loop, neurostimulation technology for Obstructive Sleep Apnea (OSA)

© Inspire Medical Systems, Inc. All Rights Reserved. Company Overview Our History and Key Milestones 4 20222016 20202007 2014 2018 20232017 20212011 • Inspire is founded after being spun out of Medtronic • Initiated Phase III pivotal STAR trial • STAR results published in the New England Journal of Medicine; received PMA approval from the FDA • 1,000th implant milestone • Launched Inspire IV neurostimulator in U.S.; 2,000th implant • Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE • Medicare coverage in all 50 states; Inspire Sleep app released; 10,000th implant • FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant • First implants in Japan, Singapore, and the U.K.; FDA approved full-body MRI compatibility • Expanded AHI, BMI, and pediatric Down syndrome indications; 60,000th implant; revenues of $625M 2010 • Inspire II CE mark received in Europe 2024 • Inspire V approval from the FDA; 85,000th implant

© Inspire Medical Systems, Inc. All Rights Reserved. Obstructive Sleep Apnea is Caused by Blockage that Prevents Airflow to the Lungs 5 Airway obstruction during breathing Typical OSA event • Results in repeated arousals and oxygen desaturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI) Normal Mild Moderate Severe 5 15 30 Apnea-Hypopnea Index

© Inspire Medical Systems, Inc. All Rights Reserved. OSA is a Chronic Disease That is Often Untreated and Proven to be Linked to Serious Health Risks 6 Exacerbated Health Risks • High risk patients: obese, male or of advanced age • Common first indicator: heavy snoring • Other indicators: • Lack of energy • Headaches • Depression • Nighttime gasping • Dry mouth • Memory or concentration problems • Excessive daytime sleepiness 1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010. 2. Gami et al, J Am Coll Cardiol 2013. 3. Young et al, J Sleep 2008. 4. Li et al, Europace 2014. 5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study. 2x The risk for stroke1 2x The risk for sudden cardiac death2 57% Increased risk for recurrence of Atrial Fibrillation after ablation4 5x The risk for cardiovascular mortality3 Years of Follow-up % S ur vi vi ng Increased Risk of Mortality 5 Typical Patient Profile

© Inspire Medical Systems, Inc. All Rights Reserved. Current Treatment Options, Such As CPAP and Invasive Surgeries, Have Significant Limitations 7 InaUvulopalatopharyngoplasty (UPPP) Maxillomandibular Advancement (MMA) • Several variations of sleep surgery • Success rates vary widely (30% - 60%)1 • Irreversible anatomy alteration • Inpatient surgery with extended recovery …with surgical alternatives for treatmentCPAP is the first-line therapy… 1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience. Drivers of Non-Compliance • Demonstrated improvements in disease severity and long-term gold standard therapy • Major limitation as a therapeutic option is primarily due to low patient compliance (~35%–65%) • Mask Discomfort • Mask Leakage • Pressure Intolerance • Skin Irritation • Nasal Congestion • Nasal Drying • Nosebleeds • Claustrophobia • Lack of Intimacy

© Inspire Medical Systems, Inc. All Rights Reserved.8 Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive 1. Source: World Health Organization. 2. Company estimates. 3. Represents moderate to severe OSA. Source: McKinsey & Company, 2010. Adults with Moderate to Severe OSA Prescribed CPAP2 = ~2 million •Less: 65% CPAP Compliant 35% of CPAP Non- Compliant Adults = ~700,000 •Less: 30% Anatomy Challenges 70% Inspire Anatomy Eligible = ~500,000 •Multiplied by our average selling price Inspire U.S. Market = ~$10 billion Published literature estimates CPAP non-compliance rates of 35% - 65%• Sleep apnea affects +100 million people worldwide1 • Approximately 17 million individuals in the U.S. with moderate to severe OSA • Annually, ~2 million adult patients are prescribed a CPAP device 2 • Annual U.S. economic costs of untreated moderate to severe OSA are estimated to be between $65 - $165 billion3 • OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease • OSA is associated with an increase in: • Rate & severity of vehicle accidents • Increased healthcare utilization • Reduction of work performance • Occupational injuries Prevalence & Economic Costs

© Inspire Medical Systems, Inc. All Rights Reserved. Compared to CPAP, Inspire has been Demonstrated to be Better at Improving OSA Symptoms, Potentially with Greater Therapy Adherence 9 Therapy Adherence1 4.0 5.0Usage/Night (hours) 1. Heiser, Sleep & Breathing 2022 Comparison between baseline and 12-month follow-up between matched cohorts 2. Epsworth Sleepiness Scale Sleepiness Reduction1 3.9 8.0ESS reduction (points) 2 p = 0.042 p = 0.087 CPAP CPAP UAS (Inspire) UAS (Inspire)

© Inspire Medical Systems, Inc. All Rights Reserved.10 Inspire Therapy is an Innovative and Proven Solution for Patients with OSA ProcedureSystem Three implanted devices and patient remote: Pressure sensing lead: detects when the patient is attempting to breathe Neurostimulator: houses the electronics and battery power for the device Stimulation lead: delivers electrical stimulation to the hypoglossal nerve 1 2 3  Typically, a 60-90 min outpatient procedure  Requires two small incisions  Patients typically recover quickly and resume normal activities in just a few days Hypoglossal Nerve Neurostimulator Stimulation Lead Pressure Sensing Lead1 2 3

© Inspire Medical Systems, Inc. All Rights Reserved.11 Inspire Therapy Utilizes a Proprietary Closed-loop Sensing Algorithm to Modulate Therapy Delivery  Active while patients sleep  Closed-loop system which senses breathing patterns  Provides stimulation during inspiratory phase of respiration maintaining open airway Airflow Breathing Oxygen Saturation No OSA eventsOSA events Inspire system turned on Proprietary Algorithm Clinical Effect

Sleep Test (In-lab or home) Activation Procedure Drug-induced Sleep Endoscopy Strong Patient Outcomes Patient Awareness, Self Education (Including HCP referral) Appointment Sleep & ENT Efficacy Check Clinic Adjustments Prior Authorization The Inspire Patient Journey Multi-specialty care continuum 1 2 3[1] Quality Patient Flow [2] Care Pathway Capacity [3] Strong Clinical Outcomes 12

© Inspire Medical Systems, Inc. All Rights Reserved.13 Three Key Areas Will Drive Our Success in 2024 & Beyond Quality Patient Flow Care Pathway Capacity Strong Clinical Outcomes • Improve patient education & lead capture via new website launch in Dec 2023 • Refine Direct-to-Consumer outreach • Accelerate patient nurturing capabilities • Drive knowledge and engagement with high potential PCPs • Reduce time for a patient to navigate the steps required in the Inspire care pathway • Continue to expand individual ENT cases, to train new ENTs and steady activation of new centers • Activate early career MDs to join/start Inspire programs A key accelerator of physician belief and patient testimonials • Maximize adoption of SleepSync • Continue to monitor Inspire outcomes

© Inspire Medical Systems, Inc. All Rights Reserved. >85K Number of patients treated with Inspire therapy to date A patient is implanted with Inspire therapy on average every 13 minutes 14

© Inspire Medical Systems, Inc. All Rights Reserved. • Collect real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 5,000 enrollments at 62 medical centers (enrollment complete) • Transition to ADHERE 2.0 as part of Inspire SleepSync in the U.S. 15 Continuous Data Collection and Outcomes Monitoring AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals

© Inspire Medical Systems, Inc. All Rights Reserved. 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 6 12 18 24 30 36 42 48 54 60 Su rv iv al P ro ba bi lit y Pe rc en ta ge Months After Implant 2018 2019 2021 2022 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Su rv iv al P ro ba bi lit y Pe rc en ta ge Months After Implant 2018 2019 2021 2022 Inspire Patient Experience Report - Safety Consistent increase in device survivability to both revision and explant year after year 16 2020 2020 Freedom from Revision by Implant Year Freedom from Explant by Implant Year

© Inspire Medical Systems, Inc. All Rights Reserved.17 Inspire’s Focus is to Maintain Strong Patient Outcomes AHI response at 12 Month AHI </= 20 and 50% reduction: 67% AHI </= 20: 76% 50% reduction in AHI: 69% 1. Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 33.0 7.8 10.2 -5 5 15 25 35 Baseline (n=1,963) 6-mo Titration Study (n=1,852) 12-mo All Night Study (n=890) M ed ia n AH I (e ve nt s/ ho ur ) Apnea-Hypopnea Index (AHI1)

© Inspire Medical Systems, Inc. All Rights Reserved. • Electronic medical records (Future) • Sleep coaching, telemedicine, and efficient home sleep apnea testing Enhanced by Strategic Integrations Growing Inspire Value • Expanding sleep clinician confidence & capacity enables more patients to benefit from Inspire • Automated real-world clinical studies • SaaS revenue possibilities (Future) Patient Inspire App Clinician SleepSync Web Portal Remote patient management Dynamic patient engagement Efficient care coordination • Find a doctor • Customized education • Track therapy & sleep quality • Virtual check-ins • Access therapy quality measures • Manage patients by exception • Grow confidence & productivity • Support sleep practice economics • Symptom Relief • Adherence • Disease Burden (Future) • Remote Adjustments (Future) SleepSync Digital Health Platform Accelerates Growth 18

© Inspire Medical Systems, Inc. All Rights Reserved. $51 $82 $115 $233 $408 $625 2018 2019 2020 2021 2022 2023 19 Annual Revenue and Gross Margin ($ in Millions) Annual Gross Margin 80.1% 83.4% 84.7% 85.7% 83.8% 84.5% 2024 Guidance: • FY2024 revenue range of $793M-$798M, representing 27%-28% growth over FY2023 • FY2024 gross margin between 83%-85% • FY2024 EPS $1.20-$1.40

© Inspire Medical Systems, Inc. All Rights Reserved.20 Recent Business Highlights • Activated 66 new centers in the U.S. in the third quarter of 2024, bringing the total to 1,371 U.S. centers providing Inspire therapy • Created 13 new sales territories in the U.S. during the second quarter of 2024, bringing the total to 323 U.S. sales territories • Completed first reimbursed procedures in France Continued Commercial Expansion Strong Financial Performance • Generated $203.2 million of revenue in the third quarter, a 33% increase over the same quarter last year • Achieved gross margin of 84.1% in the third quarter • Generated operating income of $14.3 million compared to a loss of $(13.5) million in the same prior year period • Improved earnings per share to $0.60 compared to a net loss per share of $(0.29) in the same prior year period • Generated operating cash flow of $52.3 million in the third quarter 2024

© Inspire Medical Systems, Inc. All Rights Reserved. Our Growth Strategy 21 1 Through planned and controlled market expansion and robust physician training Ensure Strong Clinical Outcomes 2 By enhancing interconnectivity, simplifying the care pathway, and closely tracking outcomes Improve the Customer Experience 3 Amongst patients, ENT/Sleep physicians, and general practitioners Promote Widespread Consumer Awareness 4 Commensurate with new center additions and leveraging consumer outreach programs Drive Continued Commercial Scale 5 Driving breakthrough technology innovation and expanded indications Invest in Research & Development 6 Further penetrating existing markets and entering into new geographical locations Facilitate International Market Expansion

Inspire Way We are a medical technology company committed to enhancing patient lives through sleep innovation “Put the patient first and you will never lose your way.” Demonstrate Operational Excellence Drive Therapy Adoption Strengthen Organizational Culture Focused on Outcomes. Fueled by Innovation. Grounded in Integrity. Committed to Compliance. Leading with Respect. Positively Persistent. 22

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© Inspire Medical Systems, Inc. All Rights Reserved. Appendix 24

© Inspire Medical Systems, Inc. All Rights Reserved. Consolidated Statements of Operations & Comprehensive Income (Loss) (Unaudited)(In thousands, except share and per share amounts) 25

© Inspire Medical Systems, Inc. All Rights Reserved. Condensed Consolidated Balance Sheets (Unaudited)(In thousands) 26

$16.3 $18.0 $20.9 $26.9 $21.3 $12.2 $35.8 $46.0 $40.4 $53.0 $61.7 $78.4 $69.4 $91.4 $109.2 $127.9 $151.1 $153.3 $192.5 $164.0 $195.9 $203.2 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Q324 27 Quarterly Revenue ($ in Millions) %YoY Revenue Growth 31% -32% 72% 71% 89% 335% 72% 70% 72% 73% 77% 76% 84% 65% 40% 40% 28% 30% 33% $137.9

© Inspire Medical Systems, Inc. All Rights Reserved. Randy Ban Chief Commercial Officer Bryan Phillips SVP, General Counsel & Chief Compliance Officer Tim Herbert Chair, President & Chief Executive Officer Strong Management Team Ezgi Yagci Vice President, Investor Relations Rick Buchholz Chief Financial Officer John Rondoni Chief Technology Officer Carlton Weatherby Chief Strategy Officer Dr. Charisse Sparks Chief Medical Officer 28 Melissa Mann Chief People Officer

© Inspire Medical Systems, Inc. All Rights Reserved. Supporting Patients on their Path to Inspire Implant Fine- tune ActivationInspire Advisor Care Program (ACP) DISE/ Prior Authorization Patient education using the InspireSleep.com website Community health talks Physician Consultations Awareness with direct-to- consumer outreach programs Life with Inspire – Patient management with SleepSync Time from ACP contact to implant can be as much as six months 29

© Inspire Medical Systems, Inc. All Rights Reserved. Inspire Patient THE PATIENT JOURNEY Awareness Education Consultation Implant Life w/ Inspire Confirm Sleep Study Fine- tuneActivationImplantPrior AuthDISE Conduct Online Search Attend Appt. Schedule an Appt. with IS Dr. Obtain Updated Sleep Study Request an Appt. Do I Qualify Lead Register for CHT Visit IS.com Ask their Dr. about Inspire See an Inspire Ad C h a l l e n g e s What is the biggest pain point for patients? S U P P O R T What key investments and programs is Inspire investing in to support patients? • Patients need sufficient information to feel prepared to take the next step with Inspire • There are limited ways to engage with Inspire for support and education • It is difficult to schedule an appointment • Sleep Studies can take months for patients to get • Time for scheduling DISE • Time for scheduling implant • Patients need support through the therapy optimization process • Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends • Updated website content for patients • Chatbot improvements with two-way text messaging • Digital scheduling through ACP • Ognomy, Lofta, EnsoData • Increase ENT capacity to grow number of Inspire procedures • Expect Inspire V to reduce OR time • Expect PREDICTOR to replace DISE for many patients • SleepSync Digital Health Platform to support patient from contact to post-implant sleep management 30

© Inspire Medical Systems, Inc. All Rights Reserved. Patient Engagement Conversion Initiatives Improving Patient Engagement Conversion Initiatives Increasing ENT Capacity to Further Grow Utilization SleepSync Digital Health Platform Increases Utility • Digital scheduling has shown significant improvements with initial sites • Patient education using chat guide bot • Patient nurturing with auto-email system • Improved patient tracking with SleepSync • Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management • Train additional ENTs in the practice • Continue to add new centers with ability to quickly grow utilization (complete teams) • Longitudinal Patient Engagement from first contact to long after Inspire implant • Fully incorporate both Objective data (utilization, sleep performance) and Subjective data (e-visit, questionnaires) to support strong patient outcomes • Future enhancements including Remote Patient Programming and Physician notifications Improving Patient Experience and Reducing Time-to-Implant • Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience • PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients • Continued development of Inspire VI and VII for auto- activation and future auto-titration 31

Health Economics: Untreated OSA Cost Burden • Untreated OSA patients had ~$20,000 higher total annual Medicare costs • CPAP intolerant patients had higher Medicare utilization than PAP tolerant ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)2 PAP non- adherent PAP adherent96% 98% 100% Su rv iv al Pr ob ab ili ty Conclusions: • Prioritize PAP intolerant to therapy, especially those with CV disease • Addressing PAP intolerance improves mortality1. Wickwire JCSM 2020; Wickwire Sleep Breathing 2022 2. Pepin, ERS 2021 Conference Growing evidence that CPAP intolerance is linked to higher healthcare costs1 94% 32

© Inspire Medical Systems, Inc. All Rights Reserved. Sustainability at Inspire 33 Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. ENVIRONMENTAL We work to operate our business responsibly and reduce our impact on the environment wherever feasible. • Board and executive officers are responsible for oversight, identification, and communication of all climate- related risks and opportunities. • By 2026, we aim to implement a formal environmental quality management system in line with International Organization for Standardization (ISO) 14001 standards to mitigate climate- related risks. SOCIAL Product safety and quality are of the utmost importance at Inspire. We also pride ourselves on our innovative and collaborative work environment, which we believe has driven our success and which we seek to uphold through an inclusive workforce, generous compensation and benefits, open communication, a focus on employee health, well-being and engagement, and robust training and development programs. • Our company’s success is built on our enduring commitment to product quality and patient outcomes. • In 2023, women comprised ~48% of our global workforce. We actively seek candidates from all backgrounds. • Aim to foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. GOVERNANCE We strive to maintain strong governance practices and high standards of ethics, compliance, and accountability designed to provide long-term value creation opportunities. • Governance practices include regular consideration and assessment of our governance structure, board and committee function, and board and management succession. • Strong and diverse Board collectively possessing a range of qualifications, skills, and experiences that align with our long- term strategy and business needs. • Sustainability matters overseen by Board, executive leadership, and cross- functional team.

© Inspire Medical Systems, Inc. All Rights Reserved. Our Intellectual Property Portfolio (as of December 31, 2023)  Covers aspects of our current Inspire system and future product concepts  80 issued U.S. patents (expiring between 2029 and 2041) and 81 pending U.S. patent applications  55 issued foreign patents and 79 pending foreign patent applications  175 pending and registered trademark filings worldwide  Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation  Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA  Royalty-free license agreement  Perpetual license (no right of termination) 34

© Inspire Medical Systems, Inc. All Rights Reserved. Summary of Third-Party OSA Data Including the use of GLP-1s 35

© Inspire Medical Systems, Inc. All Rights Reserved. • Inspire contracted with Definitive Healthcare to pull claims data on the OSA population with a focus on BMI at time of diagnosis • Focus on differences from Inspire therapy claims data to GLP-1 claims data • BMI is a factor in selecting therapy for OSA • BMI of Inspire patients ~20% lower at time of implant compared to other OSA patients at time of OSA diagnosis • Total number of OSA patient diagnoses continues to increase • Claims data identified >1,500 patients who were on a GLP-1 at the time of Inspire implant • These patients had a slightly higher BMI than total Inspire patients • Reduction in BMI is greatest for the 9-month and 1-year of GLP-1 patient cohorts • Post GLP-1 use, the largest movement in BMI bands is out of >40 while BMI<35 is growing 36 Summary of Third-Party OSA Data Including the use of GLP-1s

37 The BMI of Inspire patients was roughly 20% lower at the time of implant than all other OSA patients at the time of their OSA Dx 10% 12% 28% 34% 14% 2% 5% 5% 10% 15% 15% 17% 34% <25 25-26 27-29 30-32 33-35 36-40 >40 Inspire OSA  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: The BMI band was selected using the claim that directly preceded, or was on the day of, the Inspire Implant or OSA Dx  Inspire Index = (Inspire Share / OSA Share) *100 Distribution of Patients by BMI Band Prior to Inspire Implant or OSA Dx Inspire Index 183 260 286 226 95 10 1 Sample Size 24,151 7,965,805

38 Total number of OSA patients continues to increase with a CAGR of 6.2% over the past 8 years 5.81 6.96 7.75 8.17 7.95 8.43 8.67 9.42 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2016 2017 2018 2019 2020 2021 2022 2023  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: Data comes from Definitive Healthcare’s Dataset which includes Medicare, Medicaid, Commercial and VA  Note: Data shown in Millions (M) of patients OSA Prevalence (M) Trend 2016 - 2023 YoY Change: 20% 11% 5% -3% 6% 3% 9%

There were 1.5K patients on a GLP-1 at the time of Inspire Implant; those patients had a slightly higher BMI than total Inspire patients 39 BMI Band All Inspire Patients Pre-Implant Inspire Patients on GLP-1 Pre-Implant OSA Patients Pre-GLP-1 Sample Size 24,151 1,581 1,199,761 <25 10% 5% 1% 25-26 12% 6% 1% 27-29 28% 23% 4% 30-32 34% 41% 10% 33-35 14% 21% 14% 36-40 2% 3% 19% >40 0% 1% 50% Weighted Average BMI 29.5 30.6 36.9  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States

Reduction in BMI is greatest for the 9-month and 1 year of GLP-1 use cohorts 40 Row Labels 1 Month 3 Months 6 Months 9 Months 1 Year Sample Size 158,986 115,026 86,520 46,227 31,982 <25 64% 77% 87% 98% 97% 25-26 60% 65% 75% 73% 70% 27-29 44% 51% 55% 58% 55% 30-32 19% 22% 25% 24% 24% 33-35 8% 10% 10% 10% 9% 36-40 0% 1% 1% 1% 0% >40 -10% -12% -12% -13% -13%  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: Patient had to receive OSA Dx prior to GLP-1 initiation  Note: Patient had to have a BMI claim within 2 years of GLP-1 initiation; claim closest to GLP-1 start date was chosen Change In Number of Patients In a Given BMI Band Pre-GLP-1 Use With Different Days of Supply

The largest movement is out of the >40 band with bands <35 growing 41  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: Patient had to receive OSA Dx prior to GLP-1 initiation  Note: Patient had to have a BMI claim within 2 years of GLP-1 initiation; claim closest to GLP-1 start date was chosen  Note: Adherent is defined as anyone on a GLP-1 with 360+ Days of Supply Within 12 months after GLP-1 start date Sankey Chart for Adherent Patients – BMI Band Pre vs. Post GLP-1 Start